UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 10, 2008
GLG Partners, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33217	20-5009693

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

399 Park Avenue, 38th Floor
New York, New York 10022

(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 224-7200
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 10, 2008, GLG Partners (the “Company”) released its earnings for the third fiscal quarter of 2008 and is furnishing a copy of the earnings release to the Securities and Exchange Commission as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the Company will discuss its financial results during a webcast and teleconference call on Monday, November 10, 2008 at 8:30 a.m. (ET). The webcast and teleconference call may be accessed through the Company’s website at www.glgpartners.com.
     Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is the investor presentation to be used by the Company in conjunction with the Company’s webcast and teleconference call. The information contained in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     The Company presents certain financial measures, such as adjusted net income, non-GAAP compensation, benefits and profit share and non-GAAP weighted average fully diluted shares, that are not prepared in accordance with U.S. generally accepted accounting principles, or GAAP, in addition to financial results prepared in accordance with GAAP. See the discussion in the earnings release under “Non-GAAP Financial Measures”. The Company’s management uses these non-GAAP financial measures in its evaluation of the Company’s core results of operations and trends between fiscal periods and believes these measures are an important component of its internal performance measurement process. The Company’s management also prepares forecasts for future periods on a basis consistent with these non-GAAP financial measures. Under the Company’s credit facility, the Company and its subsidiaries are required to maintain compliance with certain financial covenants based on adjusted earnings before interest expense, provision for income taxes, depreciation and amortization, or adjusted EBITDA, which is calculated based on the non-GAAP adjusted net income measure, further adjusted to add back interest expense, provision for income taxes, depreciation and amortization. Non-GAAP adjusted net income has certain limitations in that it may overcompensate for certain costs and expenditures related to the Company’s business.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
      99.1      Press Release of the Company dated November 10, 2008.
      99.2     Investor Presentation dated November 10, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLG PARTNERS, INC.
By:	/s/ Alejandro San Miguel
Alejandro San Miguel
General Counsel and Corporate Secretary

Date: November 10, 2008

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of the Company dated November 10, 2008.

99.2	Investor Presentation dated November 10, 2008.